Year End 2011 Update December 31, 2011 Bryn Mawr Bank Corporation NASDAQ: BMTC Strong - Stable - Secure Exhibit 99.2

Safe Harbor
This presentation contains statements which, to the extent that they are not recitations of historical fact may constitute forward-looking statements for purposes of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended.
Please see the section titled Safe Harbor at the end of the presentation for more information regarding these types of statements.
The information contained in this presentation is correct only as of January 30, 2012.
Our business, financial condition, results of operations and prospects may have changed since that date, and we do not undertake to update such information.

Bryn Mawr Bank Corporation
Profile
Founded in 1889 – 121 year history
A unique business model with a traditional commercial bank ($1.8 billion)
and a trust company ($4.8 billion) under one roof at December 31, 2011
Wholly owned subsidiary – The Bryn Mawr Trust Company
Largest community bank in Philadelphia’s affluent western suburbs
26 years on the NASDAQ

WAYNE
WEST CONSHOHOCKEN
EXTON
PAOLI
BRYN MAWR
ARDMORE
HAVERTOWN
WEST CHESTER
NEWTOWN SQUARE
PHILADELPHIA
MEDIA
SWARTHMORE
CHESTER HEIGHTS
WILLOWDALE
CHADDS FORD
ASTON
BROOKHAVEN
CHESTER

3 Southeast PA Footprint • 17 BMTC Full Service Branch Locations

Investment Considerations
Quarterly dividend increased 6.7% to $0.16, declared January 26, 2012
Year to Date at December 31, 2011:
Return on Average Assets (ROA):   1.14%
Return on Average Equity (ROE): 11.08%
Solid financial fundamentals and well capitalized
New business initiatives driving growth
$4.8 billion wealth management business that provides a significant source of non-interest income

2011 BMTC Stock Performance
Closing price on December 31, 2010: $17.45
Closing price on December 30, 2011: $19.49
Dividends declared per share in 2011: $0.60
Security or Index 2011 Return Dividend Yield**
BMTC* 15.13% 3.08%
NASDAQ Bank Index* -10.47% 2.21%
KBW Bank Index* -23.02% 2.00%
*Source: Bloomberg
**Trailing 12-month period

Consistent BMTC Dividend
Year Annual
Dividend
Dividend Yield
Year-End
Dividend Payout
Ratio
2008 $0.54 2.69% 50.0%
2009 $0.56 3.71% 47.5%
2010 $0.56 3.21% 65.9%*
2011 $0.60 3.08% 39.0%
*Excluding the $5.7 million of merger related and due diligence expense, the dividend payout ratio was 46.0%.

7 Growth Initiatives

2012 Strategic Initiatives
3-5-3 Strategic Plan
$3 billion in banking assets - $5 billion in wealth assets – 3 years
(Spring 2013)
Organic growth – opportunistic expansion
Inorganic growth: Additional acquisitions accretive to earnings per share in first 12 months (excluding merger costs)

2012 Strategic Initiatives - continued
Focus on the net interest margin
Continued emphasis on strong credit quality
Integrate, streamline and assimilate recent acquisitions into more effective and efficient wealth operations
Lower the efficiency ratio

10 Financial Review

Financial Highlights
4
th
Qtr
2011
3
rd
Qtr
2011
2
nd
Qtr
2011
1
st
Qtr
2011
4
th
Qtr
2010
Portfolio Loans & Leases
($ in millions)
$1,295 $1,278 $1,253 $1,219 $1,197
Total Deposits
($ in millions)
$1,382 $1,351 $1,337 $1,316 $1,341
Total Wealth Assets
($ in billions)
$4.83 $4.50 $4.83 $3.60 $3.41
Market Capitalization
($ in millions)
$253.2 $215.0 $262.1 $257.9 $212.8
Efficiency Ratio 64.8% 64.1% 62.0% 62.8% 60.3%

Financial Highlights - continued
4
th
Qtr
2011
3
rd
Qtr
2011
2
nd
Qtr
2011
1
st
Qtr
2011
4
th
Qtr
2010
Net Income
($ in millions)
$5.17 $5.02 $4.81 $4.72 $5.57
Diluted Earnings Per
Common Share
$0.40 $0.39 $0.38 $0.38 $0.46
Dividends Declared $0.15 $0.15 $0.15 $0.15 $0.14
Book Value Per Share $14.09 $14.30 $14.17 $13.61 $13.24
Tangible Book Value Per
Share
$10.82 $11.11 $10.91 $11.65 $11.21
Tangible Common Equity
Ratio
8.25% 8.48% 8.31% 8.65% 8.01%

13 3.73% 4.03% 4.01% 3.90% 3.91% 3.2% 3.4% 3.6% 3.8% 4.0% 4.2% 4.4% Quarterly Net Interest Margin On a tax-equivalent basis

14 38% 32% 34% 37% 37% 10% 20% 30% 40% 50% Quarterly Non-Interest Income (As a % of Total Revenue)

Capital Considerations
Maintain a “well capitalized” capital position including a target tangible common equity to tangible asset ratio of 8.00%
Selectively add capital as needed to maintain capital levels and fund asset growth and acquisitions. Place more emphasis on retained earnings.
Active Dividend Reinvestment and Stock Purchase Plan with Request for
Waiver program
$8.1 million of capital raised through the Request for Waiver program in 2011

Capital Position - Bryn Mawr Bank Corporation
12/31/2011 6/30/2011 12/31/2010
Tier I 11.23%* 11.55% 11.30%
Total (Tier II) 13.81%* 14.05% 13.71%
Tier I Leverage 8.94%* 9.36% 8.85%
Tangible Common
Equity
8.25% 8.31% 8.01%
*On 12/19/2011 the Corporation prepaid $12 million of junior subordinated debt  acquired during the First
Keystone Bank acquisition which had a rate of 9.7%. The prepayment reduced Tier I capital by $12 million with no effect on the tangible common equity ratio.

18.5%
16.5%
14.5%
12.5%
10.5%
8.5%
6.5%
4.5%
15.87%
10.31%
10.01%
11.79%
10.55%
7.78%
6.76%
13.79%
11.08%
2007
2008
2009
2010
2011

Return on Average Equity and Average Tangible
Equity (a Non-GAAP Measure*)
-----
Return on Average Tangible Equity                       -----
Return on Average Equity
*Tangible
equity equals equity minus goodwill and other intangible assets

18.5%
16.5%
14.5%
12.5%
10.5%
8.5%
6.5%
4.5%
15.87%
10.42%
12.25%
11.02%
14.04%
10.12%
10.96%
9.58%
11.28%
2007
2008
2009
2010
2011

Return on Average Equity and Average Tangible Equity
Excluding Tax-Effected Due Diligence and Merger-Related
Expenses (a Non-GAAP Measure*)
*The returns on average tangible equity and average equity were calculated by adding back to reported net income (a GAAP measure), the tax-effected due diligence and merger-related expenses for the years referenced above. These non-GAAP ratios provide useful supplemental information that is essential to understanding the Corporation’s financial results.
---- Return on Average Tangible Equity ---- Return on Average Equity

19 Wealth Division Review

$2.18
$2.28
$2.15
$2.87
$3.41
$4.83
$1.2
$2.2
$3.2
$4.2
$5.2
2006 2007 2008 2009 2010 2011
Wealth Assets Under Management, Administration,
Supervision and Brokerage
($ in billions)
Excludes Community Bank’s assets from 2006 - 2007

$13.5
$13.8
$14.2
$15.5
$21.7
$25.2
$5.0
$10.0
$15.0
$20.0
$25.0
$30.0
2007 2008 2009 2010 2011 2011 Run
Rate*
Wealth Management Fees
($ in millions)
* Assumes 4
th
Quarter 2011 fees for wealth management services are annualized.

Wealth Division Highlights
Total Assets Under Management: $4.8 billion
Record 12 Month Revenue: $21.7 million
2011 Run Rate: $25.2 million
Traditional Trust Activities (Bryn Mawr, PA)
$2.3 billion in assets at December 31, 2011
Fiduciary trust, asset management, retirement services, investment management, custody services
Long standing client relationships
Private Wealth Management Group (Hershey, PA)
$1.0 billion in assets under management
Long standing client relationships – 70% more than 5 years
Acquired in May 2011

Wealth Division Highlights - continued
Bryn Mawr Asset Management (Bryn Mawr, PA)
$273 million in assets at December 31, 2011
“Lift Out” strategy with other opportunities being evaluated
BMTC of Delaware (Greeneville, DE)
$683 million in assets at December 31, 2011
Started de-novo in September 2008
The Delaware Advantage
Lau Associates (Greeneville, DE)
$595 million in assets at December 31, 2011
Acquired in August 2008

24 Credit Review

($ in millions)

$1,400
$1,200
$1,000
$800
$600
$400
$200
$681
$803
$900
$886
$1,197
$1,295
2006
2007
2008
2009
2010*
2011

25 Portfolio Loan & Lease Growth * From 2010 forward, includes the addition of the First Keystone loan portfolio.

Loan Composition at December 31, 2011
$419
$267
$219
$307
$53
$30
Commercial Mortgages
(32%)
Commercial & Industrial
(21%)
Home Equity & Consumer
Loans (17%)
Residential Mortgages
(24%)
Construction
(4%)
Leases
(2%)
($ in millions)
Total loans and leases of $1.295 billion

Quarterly Asset Quality Data
4
th
Qtr
2011
3
rd
Qtr
2011
2
nd
Qtr
2011
1
st
Qtr
2011
4
th
Qtr
2010
Non-Performing Loans as a % of
Portfolio Loans and Leases
1.11% 1.11% 1.29% 0.88% 0.79%
Allowance as a % of Portfolio
Loans and Leases
0.98% 0.91% 0.90% 0.87% 0.86%
Non-Performing Assets as a % of
Assets
0.84% 0.88% 0.97% 0.77% 0.69%
Annualized Net Charge-Offs as a
%  of average quarterly loans and
leases
-0.01% 0.49% 0.40% 0.30% 0.52%

Small Ticket National Leasing Business
Leases outstanding: $30 million at December 31, 2011
Average yield of 10.17% at December 31, 2011
Profitable in 2010 and 2011 as asset quality improved significantly
Projections are for 6.5% growth in 2012
Delinquency rate continues to improve:
1.24% at December 31, 2011
2.05% at December 31, 2010
2.87% at December 31, 2009

Summary
Outstanding franchise in a stable market
Focus on Wealth Services, Business Banking and Private Banking
Investing in growth opportunities today for anticipated earnings growth tomorrow
Sound business strategy, strong asset quality, well capitalized and solid risk management procedures serve as a foundation for potential strategic expansion

Thank You
Joseph Keefer, EVP
610-581-4869
jkeefer@bmtc.com
Duncan Smith, CFO
610-526 –2466
jdsmith@bmtc.com
Ted Peters, Chairman
610-581-4800
tpeters@bmtc.com
Frank Leto, EVP
610-581-4730
fleto@bmtc.com
Aaron Strenkoski, VP – Investments & Shareholder Relations – 610-581-4822 – astrenkoski@bmtc.com

This presentation contains statements which, to the extent that they are not recitations of historical fact may constitute forward-looking statements for purposes of the Securities Act of
1933, as amended, and the Securities Exchange Act of 1934, as amended. Such forward-looking statements may include financial and other projections as well as statements regarding Bryn
Mawr Bank Corporation’s (the “Corporation”) that may include future plans, objectives, performance, revenues, growth, profits, operating expenses or the Corporation’s underlying assumptions. The words “may”, “would”, “should”, “could”, “will”, “likely”, “possibly”, “expect,”
“anticipate,” “intend”, “estimate”, “target”, “potentially”, “probably”, “outlook”, “predict”,
“contemplate”, “continue”, “plan”, “forecast”, “project” and “believe” or other similar words, phrases or concepts may identify forward-looking statements. Persons reading or present at this presentation are cautioned that such statements are only predictions, and that the Corporation’s actual future results or performance may be materially different.
Such forward-looking statements involve known and unknown risks and uncertainties. A number of factors, many of which are beyond the Corporation’s control, could cause our actual results, events or developments, or industry results, to be materially different from any future results, events or developments expressed, implied or anticipated by such forward-looking statements, and so our business and financial condition and results of operations could be materially and adversely affected.
Safe Harbor

Safe Harbor (continued)
Such factors include, among others, our need for capital, our ability to control operating costs and expenses, and to manage loan and lease delinquency rates; the credit risks of lending activities and overall quality of the composition of our loan, lease and securities portfolio; the impact of economic conditions, consumer and business spending habits, and real estate market conditions on our business and in our market area; changes in the levels of general interest rates, deposit interest rates, or net interest margin and funding sources; changes in banking regulations and policies and the possibility that any banking agency approvals we might require for certain activities will not be obtained in a timely manner or at all or will be conditioned in a manner that would impair our ability to implement our business plans; changes in accounting policies and practices; the inability of key third-party providers to perform their obligations to us; our ability to attract and retain key personnel; competition in our marketplace; war or terrorist activities; material differences in the actual financial results, cost savings and revenue enhancements associated with our acquisitions including our acquisition of the Private Wealth Management Group of the
Hershey Trust Company; and other factors as described in our securities filings. All forward-
looking statements and information made herein are based on Management’s current beliefs and assumptions as of January 30, 2012 and speak only as of that date. The Corporation does not undertake to update forward-looking statements.

Safe Harbor (continued)
For a complete discussion of the assumptions, risks and uncertainties related to our business, you are encouraged to review our filings with the Securities and Exchange Commission, including our most recent annual report on Form 10-K, as well as any changes in risk factors that we may identify in our quarterly or other reports filed with the SEC.
This presentation is for discussion purposes only, and shall not constitute any offer to sell or the solicitation of an offer to buy any security, nor is it intended to give rise to any legal relationship between the Corporation and you or any other person, nor is it a recommendation to buy any securities or enter into any transaction with the Corporation.
The information contained herein is preliminary and material changes to such information may be made at any time. If any offer of securities is made, it shall be made pursuant to a definitive offering memorandum or prospectus (“Offering Memorandum”) prepared by or on behalf of the
Corporation, which would contain material information not contained herein and which shall supersede, amend and supplement this information in its entirety.  Any decision to invest in the
Corporation’s securities should be made after reviewing an Offering Memorandum, conducting such investigations as the investor deems necessary or appropriate, and consulting the investor’s own legal, accounting, tax, and other advisors in order to make an independent determination of the suitability and consequences of an investment in such securities.

Safe Harbor (continued)
No offer to purchase securities of the Corporation will be made or accepted prior to receipt by an investor of an Offering Memorandum and relevant subscription documentation, all of which must be reviewed together with the Corporation’s then-current financial statements and, with respect to the subscription documentation, completed and returned to the Corporation in its entirety.  Unless purchasing in an offering of securities registered pursuant to the Securities Act of 1933, as amended, all investors must be “accredited investors” as defined in the securities laws of the
United States before they can invest in the Corporation.